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                                                            Exhibit 23-1
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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-11983.


                                                ARTHUR ANDERSEN LLP




Philadelphia, Pa
 April 23, 1998